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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 1, 2000



                            STRATOSPHERE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



                     1-12030                          88-0292318
           (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)



           2000 LAS VEGAS BOULEVARD SOUTH
                   LAS VEGAS, NEVADA                        89104
        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 382-4446


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a)  Previous independent accountants

          (i) On March 1, 2000, Stratosphere Corporation (the "Registrant") dismissed Arthur Andersen LLP as its independent accountants effective May 31, 2000. Arthur Andersen LLP will continue to provide accounting services to the Registrant through May 31, 2000, including the report on the Registrant's financial statements, for fiscal year ended December 26, 1999.

          (ii) The report of Arthur Andersen LLP on the financial statements for the fiscal year ended December 27, 1998, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The report of Arthur Andersen LLP for the fiscal year ended December 28, 1997, was modified as to the going concern uncertainty related to the Registrant's filing for Chapter 11 bankruptcy protection on January 27, 1997.

          (iii) The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent fiscal years and through March 1, 2000, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

          (v) During the two most recent fiscal years and through March 1, 2000, there have been no reportable events (as defined in Regulation S-K Item 304 (a) (1) (v)).

          (vi) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. The Registrant delivered a copy of this Form 8-K report to Arthur Andersen LLP on March 1, 2000. The Registrant has filed, as an exhibit to this Form 8-K report, a copy of the letter addressed to the SEC stating Arthur Andersen LLP is in agreement with the statements contained in this Form 8-K report.

     (b)  New independent accountants

          (i) The Registrant engaged KPMG LLP as its new independent accountants as of March 1, 2000. During the two most recent fiscal years and through March 1, 2000, the Registrant has not consulted with KPMG LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-K Item 304 (a) (2)).


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           STRATOSPHERE CORPORATION


Date: March 1, 2000                        By:  /s/ Thomas A. Lettero
                                               ---------------------------------
                                           Name     Thomas A. Lettero
                                           Title:   Secretary/Treasurer/CFO